SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS California Tax-Free Income Fund
DWS Capital Growth Fund
DWS Communications Fund
DWS Core Equity Fund
DWS CROCI® International Fund
DWS CROCI® U.S. Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS ESG Global Bond Fund
DWS ESG International Core Equity Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Macro Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS Health and Wellness Fund
DWS High Income Fund
DWS Intermediate Tax-Free Fund
DWS International Growth Fund
DWS Large Cap Focus Growth Fund
DWS Latin America Equity Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Money Market Prime Series
DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Growth Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
DWS New York Tax-Free Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Assets Fund
DWS RREEF Real Estate Securities Fund
DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic High Yield Tax-Free Fund
DWS Total Return Bond Fund

Effective on or about May 10, 2021, each fund’s existing Class C conversion feature will change so that Class C shares will automatically convert to Class A shares in the same fund after 8 years instead of 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Accordingly, effective on or about May 10, 2021, related disclosure in each fund's prospectus will change as follows:
The following bullet point replaces the existing similar bullet point in the “Points to help you compare” section for Class C shares of the share class comparison table appearing under the “CHOOSING A SHARE CLASS” heading of the “INVESTING IN THE FUND(S)” section of each fund’s prospectus.
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Class C automatically converts to Class A after 8 years, provided that records held by the fund or your financial intermediary verify Class C shares have been held for at least 8 years

The following disclosure replaces the last paragraph of the “Class C Shares” sub-section under the “CHOOSING A SHARE CLASS” heading of the “INVESTING IN THE FUND(S)” section of each fund’s prospectus.
Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. (For example, automatic conversion of Class C shares to Class A shares will not apply to fund shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such Class C shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of Class C shares to Class A shares would occur on the basis of the relative net asset values of the two classes without the imposition of any sales charges or other charges. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C shares to Class A shares in the same fund.
Please Retain This Supplement for Future Reference
March 1, 2021
PROSTKR21-03